THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2017

Supplement dated October 19, 2017

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

On October 18, 2017, we were notified of a systems issue at a third-party service provider utilized by certain underlying mutual fund portfolios. As a result of the systems issue, the net asset values (NAVs) and performance information for certain portfolios beginning on October 18, 2017 are not representative of certain fund activity. The portfolios will update the NAVs and performance information as necessary as soon as the information is available. The portfolios’ NAVs are used in the unit values and performance information calculated for certain Subaccounts invested in these portfolios.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-6